SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D)
of the
SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported) January 3, 2006

COMMUNITRONICS OF AMERICA, INC.

(Exact name of registrant as specified in its charter)

Utah

(State or other jurisdiction of incorporation or organization)

87-0285684

(IRS Employer Identification Number)

27955 Highway 98, Suite WW
Daphne, Alabama 36526

(Address of principal executive offices)

David R. Pressler, President
Communitronics of America, Inc.
27955 Highway 98, Suite WW
Daphne, Alabama 36526

 (Name and address of agent for service)

(251) 625-6427
(Telephone number, including area code of agent for service)


SECTION 2  FINANCIAL INFORMATION

ITEM 2.02 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Effective January 3, 2006, Communitronics of America, Inc., a Utah corporation (the Company) entered into an Agreement and Plan of Reorganization (the Agreement) among Resource Protection
Management, Inc., a Texas corporation (Resource Protection) and David R. Pressler, the majority security holder of Resource
Protection (Shareholder).

Upon the terms and subject to the conditions of the Agreement, the holders of the equity interest of Resource Protection will exchange all of Resource Protections equity interest for a specified number of shares of the Companys common stock and preferred stock to be issued and the Company will acquire all of the issued and outstanding equity interest of Resource Protection, making Resource Protection a wholly-owned subsidiary of the
Company.

The Financials of Resource Protection Management, LP were audited and the merger filed in the state of the Nevada. The new name will be RPM Advantage, Inc. (NV). The combine company will operate out of of RPM corporate headquarters in Houston Texas.



SECTION 9  FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Financial Statements

Toussaint & Associates

Certified Public Accountants



Independent Auditor's Report

We have audited the accompanying consolidated balance sheets of Resource Protection Management, L.P. as of December 31, 2004 & 2005 respectively and the related consolidated Balance Sheet, Income Statement, Stockholders' Equity Statement and Statement of Cash Flows for the years then ended.

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Resource Protection Management, L.P. as of December 31, 2004 and 2005, and the results of its operations and its cash flows for the years ended December 31, 2004 and 2005 in conformity with generally accepted accounting principles.

As discussed in Note 4, the Company has an accumulated deficit and negative working capital. These factors raise doubt about the Company's ability to continue as a going concern. The future success of the Company is dependent upon the development of a new security technology. The Company is in the process of filing for a process patent for this new technology. Management's plans regarding those matters are described in Note 4. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


March 17, 2006


TOUSSAINT AND ASSOCIATIES


325 Saint Paul Street, Suite 550, Dallas, Texas  75201
(214) 720-7557 fax (214) 720-2277

Resource Protection Management, L.P.
      Balance Sheet


		Assets			12/31/2004	12/31/2005

Current assets:
    Cash and cash equivalents		218,945 	40,137
    Accounts Receivable			89,866 		56,480
    Work in Process			64,999 		64,999
    Prepaid Expenses			26,468 		26,657
    Equipment, Furniture & Fixtures	80,433 		90,000
    Inventory				-		21,491
    Depreciation			(80,042)	(89,131)

		Total current assets	 $400,669 	 $210,633

		Total assets		 $400,669 	 $210,633


		Liabilities and Stockholders' Eqity

Liabilities:
    Accrued expenses & sundry
    liabilities				27,193 		28,478
    Accounts Payable			60,413 		101,151
    Notes Payable 			533,500 	581,810
    Partner Loan			33,849 		52,523
    Bank LOC				118,762 	101,632

		Total liabilities	$773,717 	$865,594

Equity:

    Beg Capital				(30,657)	(30,657)
    Member Capital Investment		122,003 	118,334
    Member Capital Draws		(254,167)	(513,596)
    Accumulated Deficit			(210,227)	(229,042)

	Total shareholders' equity	($373,048)	($654,961)

	Total liabilities and
	shareholders' equity		$400,669 	$210,633



		Resource Protection Management, L.P.
		Income Statement





				12/31/2004		12/31/2005

Revenues:

Security Operations & Systems	 1,721,698 		 1,052,131
Investigations & Consulting	 72,087 		 96,559
Other Income			 115,052 		 33,299

Total Revenues			 1,908,837 		 1,181,989

Cost of Goods Sold		 1,311,749 		 803,959

Gross Profit			 597,088 		 378,030


Expenses:

Compensation & benefits		 288,595 		 180,165
Occupancy			 26,567 		 19,303
General & Administrative	 292,178 		 197,377

Total Expenses			 607,340 		 396,845


Net Income			 (10,252)		 (18,815)



Resource Protection Management, L.P.
Statement of Cash Flows



					12/31/2004	12/31/2005
CASH FLOWS FROM OPERATING ACTIVITIES:

Net Income				 (10,252)	 (18,815)
Adjustments to reconcile net loss
to net cash used by operating activities:
Depreciation and amortization		 12,067 	 9,089
Non-cash expenses			 2,903 		 -
Changes in assets & liabilities:
Accounts Receivable			 218,420 	 33,386
Inventory 				 (59,786)	 (21,491)
Prepaids				 15,779 	 (189)
Accrued Expenses			 (177,941)	 1,285
Accounts Payable			 46,259 	 40,738


NET CASH PROVIDED BY OPERATING ACTIVITIES 47,449 	 44,003

CASH FLOWS FROM INVESTING ACTIVITIES:
Investment in Capital Assets		 - 		 (9,567)

NET CASH USED BY INVESTING ACTIVITIES	 - 		 (9,567)

CASH FLOWS FROM FINANCING ACTIVITIES:

Increase/(Decrease) in Bank Line of Credit 118,762 	 (17,130)
Proceeds from Partner Loan		   33,849 	 -
Members' distributions			   (468)	 (263,098)
Increase/(Decrease) in Long Term Loan
Payable					 (93,243)	 66,984

NET CASH USED IN FINANCING ACTIVITIES	 58,900 	 (213,244)

INCREASE / DECREASE IN CASH		 106,349 	 (178,808)

CASH - BEGINNING OF YEAR		 112,596 	 218,945

CASH - END OF YEAR			 218,945 	 40,137



		Resource Protection Management, L.P.
		Statement of Changes in Members' Equity




				12/31/2004		12/31/2005

Balance - Beginning of Year	(30,657)	 	(30,657)

Member Capital Investment	122,003 		118,334
Member Capital Draws		(254,167)		(513,596)
Accumulated Deficit		(199,975)		(210,227)
Net Income / (Loss)		(10,252)		(18,815)


Balance - End of Year		(373,048)		(654,961)



Notes to the Financial Statements


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES- Business descriptionResource Protection Management, L.P. (the company) was established in Houston, Texas in 1999. The Company provides comprehensive security solutions in the greater Houston area. The companys founder recognized that businesses were unequipped with the necessary resources within the organization to develop and implement strategic plans when it came to the issue of security. Many security companies can determine what a company needs, but they are unable to provide all the services, forcing them to outsource the work to other companies. Thus was born the idea of providing comprehensive security solutions.


- Cash and cash equivalents

The Company maintains cash balances at various financial institutions. Accounts at eachInstitution is insured by the Federal Deposit Insurance Corporation up to $100,000. The Companys accounts at these institutions may, at times, exceed the federally insured limits.The Company has not experienced any losses in such accounts.


NOTE 2- Property and equipment

Property and equipment are recorded at costs. Depreciation is provided for bothFinancial reporting and tax purposes by accelerated methods in amounts sufficient toAmortize the cost of the related assets over their estimated useful lives.Maintenance, repairs and minor renewals are charged to expense when incurred.Replacements and major renewals are capitalized.

NOTE 3 INCOME TAXES The Company operates as a limited partnership. Therefore, the income or loss from operations is reported on the tax returns of the members of the Limited Partnership. Federal tax provisions are not required.

NOTE 4 LIQUIDITY As shown in the accompanying financial statements, the Company incurred a netloss of $18,815 and has continued to accumulate an operating deficit for the year ended December 31, 2005. The Company is currently marketing its new security technology and filing its process patent which will, if successful, mitigate these factors which raise substantial doubt about the Companys ability to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classification of liabilities that might be necessary in the event the Company cannot continue in existence. Management intends to seek additional capital from new equity issuances that will provide funds needed to increase liquidity, fund internal growth and fully implement its business plan.


Communitronics of America, Inc. and
Resource Protection Management, L.P.
     Combined  Proforma Balance Sheet


		Assets				12/31/2005

Current assets:
    Cash and cash equivalents		 	40,137
    Accounts Receivable			 	56,480
    Work in Process			 	64,999
    Prepaid Expenses			 	26,657
    Equipment, Furniture & Fixtures	 	90,000
    Inventory					21,491
    Depreciation				(89,131)

		Total current assets	  	$210,633

		Total assets		  	$210,633


		Liabilities and Stockholders' Eqity

Liabilities:
    Accrued expenses & sundry
    liabilities				 	28,478
    Accounts Payable			 	101,151
    Notes Payable 			 	581,810
    Partner Loan			 	52,523
    Bank LOC				 	101,632

		Total liabilities	 	$865,594

Equity:

    Beg Capital					(30,657)
    Member Capital Investment		 	118,334
    Member Capital Draws			(513,596)
    Accumulated Deficit				(229,042)

	Total shareholders' equity		($654,961)

	Total liabilities and
	shareholders' equity		 	$210,633




Communitronics of America, Inc. and
Resource Protection Management, L.P.
     Combined  Proforma Income Statement





						12/31/2005

Revenues:

Security Operations & Systems	  		 1,052,131
Investigations & Consulting	  		 96,559
Other Income			  		 33,299

Total Revenues			  		 1,181,989

Cost of Goods Sold		  		 803,959

Gross Profit			  		 378,030


Expenses:

Compensation & benefits		  		 180,165
Occupancy			  		 19,303
General & Administrative	  		 197,377

Total Expenses			  		 396,845


Net Income			 		 (18,815)



Communitronics of America, Inc. and
Resource Protection Management, L.P.
     Combined  Proforma Statement of Cash Flows



						12/31/2005
CASH FLOWS FROM OPERATING ACTIVITIES:

Net Income				 	 (18,815)
Adjustments to reconcile net loss
to net cash used by operating activities:
Depreciation and amortization		  	 9,089
Non-cash expenses			 	 -
Changes in assets & liabilities:
Accounts Receivable			  	 33,386
Inventory 				 	 (21,491)
Prepaids				  	 (189)
Accrued Expenses			 	 1,285
Accounts Payable			  	 40,738


NET CASH PROVIDED BY OPERATING ACTIVITIES  	 44,003

CASH FLOWS FROM INVESTING ACTIVITIES:
Investment in Capital Assets			 (9,567)

NET CASH USED BY INVESTING ACTIVITIES		 (9,567)

CASH FLOWS FROM FINANCING ACTIVITIES:

Increase/(Decrease) in Bank Line of Credit  	 (17,130)
Proceeds from Partner Loan		    	 -
Members' distributions			   	 (263,098)
Increase/(Decrease) in Long Term Loan
Payable					 	 66,984

NET CASH USED IN FINANCING ACTIVITIES	  	 (213,244)

INCREASE / DECREASE IN CASH		  	 (178,808)

CASH - BEGINNING OF YEAR		  	 218,945

CASH - END OF YEAR			  	 40,137


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITRONICS OF AMERICA, INC.

 By: David R. Pressler
David R. Pressler, President

Date: April 10, 2006